UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 29, 2024 (July 29, 2024)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3165

Harrisburg, Pennsylvania 17105

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:: None (*)

(*) On October 17, 2023, Rite Aid Corporation’s common stock, which previously traded on the New York Stock Exchange under the symbol RAD, began trading exclusively on the over-the-counter market under the symbol RADCQ. On October 31, 2023, the New York Stock Exchange filed a Form 25-NSE with the U.S. Securities and Exchange Commission and Rite Aid Corporation’s common stock was subsequently delisted from the New York Stock Exchange. On January 29, 2024, Rite Aid Corporation’s common stock was deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

This Form 8-K is being furnished solely to fulfill the obligations of Rite Aid Corporation (the “Company”), under those certain Confidentiality Agreements (as defined below) to publicly disclose certain confidential information (collectively, the “Cleansing Materials”), upon the occurrence of certain conditions.

Item 7.01.	Regulation FD Disclosure.

Cleansing Material

In August 2023 the Company executed confidentiality agreements (collectively, the “Confidentiality Agreements”) with certain members of an ad hoc group of holders of the Company’s (x) 7.500% senior secured notes due July 1, 2025 and (y) 8.000% senior secured notes due November 15, 2026 (collectively, the “Restricted Senior Secured Noteholders”) to continue confidential discussions and negotiations concerning a potential restructuring transaction under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court,” and such transaction, the “Restructuring Transaction”). Pursuant to the Confidentiality Agreements, the Company provided such parties under the Confidentiality Agreements with confidential information and agreed that if certain conditions were met, the Company would publicly disclose the Cleansing Materials.

As previously disclosed, on January 17, 2024, the Bankruptcy Court entered an order approving the Company’s sale of the Elixir business to MedImpact Healthcare Systems, Inc. (“MedImpact” and the sale, the “Elixir Sale”).  In connection with the closing of the Elixir Sale, which occurred on February 1, 2024, MedImpact issued to the Company certain term loans in the aggregate principal amount of $567.382 million under that certain Second Amended and Restated Credit Agreement, dated as of November 7, 2023, by and among MI OpCo Holdings, Inc., as borrower thereunder, MI OpCo H2, LLC, as “Holdings” thereunder, the other guarantors from time to time party thereto, Debtor Rite Aid Corporation, as a lender, each other lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (each as defined therein) (the “MedImpact Term Loan”).

On July 3, 2024, the Company filed a motion with the Bankruptcy Court seeking approval of the sale of certain of the Company’s interests in the MedImpact Term Loan to certain third-party purchasers and Restricted Senior Secured Noteholders (“MedImpact Term Loan Sale”).  On July 11, 2024, the Bankruptcy Court entered an order approving the MedImpact Term Loan Sale.  On July 26, 2024, the Company distributed the proceeds of certain of the Company’s interests in the MedImpact Term Loan to the Restricted Senior Secured Noteholders and certain of the Company’s lenders under its debtor-in-possession financing in accordance with the terms and conditions agreed pursuant to the Restructuring Transaction and as a result of the foregoing, the Cleansing Materials included as Exhibit 99.1 are being furnished in satisfaction of the Company’s public disclosure obligations under the Confidentiality Agreements.

The foregoing description of the MedImpact Term Loan is not complete and is qualified in its entirety by reference to the MedImpact Term Loan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this current report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. All statements and any underlying assumptions contained in this notification, other than statements of historical fact, are forward-looking statements. These forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, but are not limited to, the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring Transaction; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring Transaction; the effects of the Restructuring Transaction and the interests of various constituents in connection therewith; risks and uncertainties associated with the Restructuring Transaction, including the Company’s ability to successfully consummate the Restructuring Transaction; and the nature, cost, impact and outcome of the Company’s pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions, including those related to opioids, “usual and customary” pricing, government payer programs, business practices, or other matters; and the risks discussed in detail in Item 1A. Risk Factors of the Company’s annual report on Form 10-K for the fiscal year ended March 4, 2023, in the Company’s subsequent quarterly reports on Form 10-Q filed with the Securities Exchange Commission (“SEC”), and in other documents that we file or furnish with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*+	MedImpact Credit Agreement.
99.1	Cleansing Material.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

+ Previously filed with the U.S. Securities Exchange Commission on December 27, 2023 as Exhibit 10.1 to the Company’s Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 29, 2024

RITE AID CORPORATION

By:	/s/ Matthew C. Schroeder
Name: Matthew C. Schroeder
Title: Executive Vice President and Chief Financial Officer